Exhibit 23.2

                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

          As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-3 of our report dated January 16, 1995 included in SoftKey International Inc.'s Form 10-K for the year ended January 6, 1996 and to all references to our Firm included in this registration statement.

                                        /S/ ARTHUR ANDERSEN LLP
                                        ARTHUR ANDERSEN LLP

          Boston, Massachusetts
          May 6, 1996